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                                                                    EXHIBIT 10.9

                              VITAL IMAGES, INC.
                      1995 STOCK INCENTIVE ADJUSTMENT PLAN

     1.   Background; Purpose of Plan.

          (a) Vital Images, Inc. (the "Company") has entered into that certain Distribution Agreement, dated as of_________, 1997 (the "Distribution Agreement"), between the Company and Bio-Vascular, Inc., a Minnesota corporation ("Bio-Vascular"), pursuant to which Bio-Vascular will distribute (the "Distribution") all of the outstanding shares of the Company's common stock to Bio-Vascular's shareholders of record on the Record Date (as defined in the Distribution Agreement). In connection with the Distribution, each holder of an option to purchase Bio-Vascular common stock (a "Bio-Vascular Option") as of the Record Date will be entitled to retain such Bio-Vascular Option, provided that such Bio-Vascular Option will be adjusted to reflect the Distribution (an "Adjusted Bio-Vascular Option"). In addition, as of the Record Date, each holder of a Bio-Vascular Option will also be entitled to receive an option to purchase Company common stock that will be adjusted to reflect the Distribution (an "Adjusted Company Option").

          (b) Pursuant to the terms and conditions of the applicable plans under which the Bio-Vascular Options were initially granted, the exercise price and number of shares covered by each Adjusted Bio-Vascular Option, as well as the exercise price and number of shares covered by each Adjusted Company Option, will be determined according to a formula, set forth in the Employee Benefits Agreement entered into between Bio-Vascular and the Company, that is based on the relative fair market trading values of Bio-Vascular common stock and Company common stock during the first five trading days following the Distribution Date (as defined in the Distribution Agreement). Pursuant to this formula, these adjustments will be made in such a manner that the aggregate "intrinsic value," or difference between fair market value and exercise price, of the Adjusted Bio-Vascular Option and Adjusted Company Option will equal the pre-Distribution "intrinsic value" of the Bio-Vascular Option with respect to which the adjustments and grant were made.

          (c) In order to ensure that each Adjusted Company Option is granted without any additional benefit not provided by the Bio-Vascular Option with respect to which it is granted, Adjusted Company Options will be granted under the terms of a corresponding "mirror" plan of the Company. With respect to Bio-Vascular Options granted under the Bio-Vascular, Inc. 1995 Stock Incentive Plan, this Vital Images, Inc. 1995 Stock Incentive Adjustment Plan (the "Plan") will serve as such a "mirror" plan. Accordingly, the sole purpose of this Plan is to provide for the grant of such Adjusted Company Options, and no additional option grants of any kind will be granted under this Plan.

     2. Definitions. Except as otherwise set forth herein, the following terms will have the meanings set forth below, unless the context clearly otherwise requires:

          (a) "Bio-Vascular Committee" means the group of individuals administering the Bio-Vascular, Inc. 1995 Stock Incentive Plan.

          (b) "Board" means the Board of Directors of the Company.
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          (c) "Broker Exercise Notice" means a written notice pursuant to which a Participant upon, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

          (d) "Change in Control" means an event described in Section 12(a) of the Plan.

          (e) "Code" means the Internal Revenue Code of 1986, as amended.

          (f) "Committee" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

          (g) "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4(c) of the Plan.

          (h) "Disability" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Employer or any Subsidiary of the Employer then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

          (i) "Eligible Recipients" means any employees, and any non-employee directors, consultants and independent contractors, of Bio-Vascular or any Subsidiary of Bio-Vascular who hold outstanding Bio-Vascular Options as of the Record Date.

          (j) "Employer" means the Company if the Participant renders employment or other services to the Company or any Subsidiary of the Company and means Bio-Vascular if the Participant renders employment or other services to Bio-Vascular or any Subsidiary of Bio-Vascular.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means, with respect to the Common Stock, the following:

               (1) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the closing price of the Common Stock on such exchange or reported by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

               (2) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq SmallCap Market or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq SmallCap


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     Market, or, if not so reported thereon, as reported by the National
     Quotation Bureau, Inc. (or such comparable reporting service).

               (3) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion. The Committee shall not be required to obtain an appraisal within six months of the adoption of the Plan. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Board or of the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

          (m) "Incentive Award" means an Option, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

          (n) "Incentive Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

          (o) "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

          (p) "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

          (q) "Participant" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

          (r) "Performance Unit" means a right granted to an Eligible Recipient pursuant to Section 8 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance or other goals.

          (s) "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

          (t) "Restricted Stock Award" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

          (u) "Retirement" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board of Directors of the Employer for purposes of the Plan, early) retirement/pension plan or practice of the Company, Bio-Vascular, or any Subsidiary of the Company or Bio-Vascular then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's or Bio-Vascular's plan or practice, depending on which company serves as the Participant's employer, for purposes of this determination.

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          (v) "Securities Act" means the Securities Act of 1933, as amended.

          (w) "Stock Bonus" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 9 of the Plan.

          (x) "Subsidiary" means (i) when used in reference to the Company, any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee or (ii) when used in reference to Bio-Vascular, any entity that is directly or indirectly controlled by Bio-Vascular or any entity in which Bio-Vascular has a significant equity interest, as determined by the Committee.

          (y) "Tax Date" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

     3.   Plan Administration.

          (a) The Committee. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the "Committee") consisting solely of not less than two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to
     Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

          (b) Authority of the Committee.

               (1) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (A) the Eligible Recipients to be selected as Participants; (B) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (C) the time or times when Incentive Awards will be granted; (D) the duration of each Incentive Award;
          and (E) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

               (2) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without

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          limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3(b) or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

               (3) In the event of (A) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (B) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (C) any change in accounting principles or practices, or (D) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

          (c) Cooperation Between Committees. The Committee and the Bio-Vascular Committee will reasonably cooperate and communicate with each other to promote the purposes of the Plan.

     4.   Shares Available for Issuance.

          (a) Maximum Number of Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 205,000 shares of Common Stock. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 50,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4(c) of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options or such other Incentive Awards relating to up to 200,000 shares of Common Stock (subject to adjustment as provided in Section 4(c) of the Plan).

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          (b) Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

          (c) Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

     5. Participation. Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

     6.   Options.

          (a) Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

          (b) Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (i) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (ii) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

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          (c)  Exercisability and Duration. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided however, that no Option may be exercisable after 10 years from its date of grant.

          (d) Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

          (e) Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Secretary) at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6(d) of the Plan.

     7.   Restricted Stock Awards.

          (a) Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company, Bio-Vascular or any Subsidiary of the Company or Bio-Vascular for a certain period or that the Participant or the Company, Bio-Vascular or any Subsidiary of the Company or Bio-Vascular satisfy certain performance goals or criteria.

          (b) Rights as a Shareholder; Transferability. Except as provided in Sections 7(a), 7(c) and 13(c) of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

          (c) Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

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          (d) Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

     8. Performance Units. An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company, Bio-Vascular or any Subsidiary of the Company or Bio-Vascular for a certain period or that the Participant or the Company, Bio-Vascular or any Subsidiary of the Company or Bio-Vascular satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

     9. Stock Bonuses. An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 9 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

     10. Effect of Termination of Employment or Other Service. The transfer by a Participant of employment or other service from one Employer or its Subsidiaries to the other Employer or its Subsidiaries will not be deemed to constitute a termination of employment or other service for purposes of this Plan.

          (a) Termination Due to Death Disability or Retirement. In the event a Participant's employment or other service with the Employer and all of its Subsidiaries is terminated by reason of death, Disability or Retirement:

               (1) A11 outstanding Options then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year (three months in the case of Retirement) after such termination (but in no event after the expiration date of any such Option);

               (2) All Restricted Stock Awards then held by the Participant will become fully vested; and

               (3) All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

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          (b) Termination for Reasons Other than Death, Disability or
     Retirement.

               (1) In the event a Participant's employment or other service is terminated with an Employer and all of its Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Employer (unless the Participant continues in the employ or service of either Employer or any Subsidiary thereof), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminated without notice of any kind, and no Options then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Employer for "cause," all outstanding Options then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option).

               (2) For purposes of this Section 10(b), "cause" (as determined by
          (x) the Committee if the Employer is the Company or a Subsidiary of the Company or (y) the Bio-Vascular Committee if the Employer is Bio-Vascular or a Subsidiary of Bio-Vascular) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (A) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Employer or any Subsidiary, (B) any unlawful or criminal activity of a serious nature,
          (C) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (D) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Employer or any Subsidiary.

          (c) Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 10, upon a Participant's termination of employment or other service with the Employer and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option may remain exercisable beyond its expiration date.

          (d) Breach of Confidentiality or Noncompete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Employer or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Employer or any Subsidiary, the Committee or the Bio-Vascular Committee, as the case may be, in its sole discretion may immediately terminate all rights of the Participant
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     under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

          (e) Date of Termination of Employment or Other Service. Unless the Committee or the Bio-Vascular Committee, as the case may be, otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Employer or any Subsidiary for which the Participant provides employment or other service, as determined by the Committee or the Bio-Vascular Committee, as the case may be, in its sole discretion based upon such records.

     11. Payment of Withholding Taxes.

          (a) General Rules. The Employer is entitled to (i) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Employer or a Subsidiary of the Employer), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Employer before taking any action, including causing the issuance of any shares of Common Stock, with respect to an Incentive Award.

          (b) Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 11(a) of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

          (c) Cooperation with the Bio-Vascular Committee. Pursuant to the Tax Sharing Agreement (as defined in the Distribution Agreement) by and between the Company and Bio-Vascular, the Committee will reasonably cooperate and communicate with the Bio-Vascular Committee to ensure that the withholdings, deductions, other collection arrangements, remittances or tenders set forth in this Section 11 are made, administered, confirmed or otherwise overseen by the Company or Bio-Vascular.

     12.  Change in Control.

          (a) Change in Control. For purposes of this Section 12, a "Change in Control" of the Company will mean the following, provided that it occurs after the Distribution Date:

               (1) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

               (2) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

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

               (3) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 12(b) below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

               (4) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

               (5) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

               (6) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

          (b) Incumbent Directors. For purposes of this Section 12, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the Distribution Date and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

          (c) Acceleration of Vesting. Without limiting the authority of the Committee under Section 3(b) of the Plan, if a Change in Control of the Company occurs, then, unless otherwise provided by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (i) all Options will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participants to whom such Options have been granted remain in the employ or service of the Company, Bio-Vascular or any Subsidiary of the Company or Bio-Vascular; (ii) all outstanding Restricted Stock Awards will become immediately fully vested; and (iii) all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Unit or Stock Bonuses.

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

          (d) Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

          (e) Limitation on Change in Control Payments. Notwithstanding anything in Section 12(c) or 12(d) of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 12(c) or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 12(d) (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the Code), together with any other "payments" which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 12(c) or 12(d) of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary of the Company that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will not be reduced or that the Participant will have the discretion to determine which "payments" will be reduced), then the limitations of this
     Section 12(e) will not apply, and any "payments" to a Participant pursuant to Section 12(c) or 12(d) of the Plan will be treated as "payments" arising under such separate agreement.

     13. Rights of Eligible Recipients and Participants; Transferability.

          (a) Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Employer or any Subsidiary of the Employer to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Employer or any Subsidiary of the Employer.

          (b) Rights as a Shareholder. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

          (c) Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award

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

     will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 10 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

          (d) Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company, Bio-Vascular or any Subsidiary of the Company or Bio-Vascular or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

     14. Securities Law and Other Restrictions. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (i) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (ii) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

     15. Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4(c) and 12 of the Plan.

     16. Effective Date and Duration of the Plan. The Plan is effective as of the Distribution Date. The Plan will terminate at midnight on December 18, 2005, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

     17. Miscellaneous.

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

          (a) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

          (b) Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

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